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                                                                   EXHIBIT 10(h)

                          AGREEMENT BY AND BETWEEN
                           FIDELITY NATIONAL BANK
                              NORCROSS, GEORGIA
                                     AND
                THE OFFICE OF THE COMPTROLLER OF THE CURRENCY


         Fidelity National Bank, Norcross, Georgia (Bank), and the Comptroller of the Currency of the United States of America (Comptroller) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

         The Comptroller, through his National Bank Examiner, has examined the Bank, and his findings are contained in the Report of Examination, dated August 5, 1996.

         In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (Board), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                  ARTICLE I

         (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. Section 1818(b)(1).

         (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. Section 1818(e)(1) and 12 U.S.C. Section 1818(i)(2).





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         (3)     All reports which the Bank agrees to file with the Director shall be forwarded to the Field Office Director, Southeastern District, 245 Peachtree Center Avenue, N.E., Suite 600, Atlanta, Georgia 30303, with a copy to the National Bank Examiners, 1117 Perimeter Center West, Suite W401, Atlanta, Georgia 30338-5417.

                                 ARTICLE II

         (1) Within fifteen (15) days, the Board shall appoint an Oversight Committee of three of its members. A majority of the members of the Oversight Committee shall be directors who are not employees of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. Section 371c(b)(1)), or a family member of any such person.

         (2) The Oversight Committee shall be responsible for monitoring and coordinating the Bank's compliance with this Agreement and shall meet at least monthly.

         (3) Within thirty (30) days of the appointment of the committee, and every thirty (30) days thereafter the Oversight Committee shall submit a written report to the Board detailing the actions being taken to comply with the provisions of this Agreement. Copies of these reports shall be forwarded to the Director on a quarterly basis.

                                 ARTICLE III

         (1) No later than April 30, 1997, the Bank shall achieve, and maintain until November 30, 1997, the following capital levels:
                 (a) Total risk-based capital at least equal to ten percent (10%) of risk-weighted assets;




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                 (b)      Tier 1 capital at least equal to six percent (6%) of
                          risk-weighted assets;

                 (c) Tier 1 capital at least equal to five percent (5%) of adjusted total assets.1

         (2) No later than November 30, 1997, the Bank shall achieve, and thereafter maintain, the following capital levels:

                 (a) Total risk-based capital at least equal to eleven percent (11 %) of risk-weighted assets;

                 (b) Tier 1 capital at least equal to seven percent (7%) of risk-weighted assets;

                 (c) Tier 1 capital at least equal to six percent (6%) of adjusted total assets.

         (3) Within forty-five (45) days, the Board shall develop a three-year capital program. The program shall include:

                 (a) specific plans for the maintenance of adequate capital which may in no event be less than the requirements of the Article;

                 (b) projections for growth and capital requirements based upon a detailed analysis of the Bank's assets, liabilities, earnings, fixed assets, and off balance sheet activities;

                 (c) projections of the sources and timing of additional capital to meet the Bank's current and future needs;

                 (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs;




----------------------------------
         1 Adjusted total assets is defined in 12 C.F.R. Section 3.2(a) as the average total asset figure used for Call Report purposes minus end-of-quarter intangible assets.



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                 (e)      contingency plans which identify alternative methods
                          should the primary source(s) under (d) above not be available; and

                 (f)      a dividend policy which permits:

                          (i) the declaration of a Common Stock dividend only when the Bank is in compliance with its approved capital program, and with prior written approval of the Director; and

                          (ii) the declaration of a Preferred Stock dividend only when thereafter the Bank shall be "adequately capitalized" as defined in 12 C.F.R. Section 6.4 (b)(2).

         (4) Upon completion, the Bank's capital program shall be submitted to the Director for approval. Upon approval by the Director, the Bank shall implement and adhere to the capital program. The Board shall review and update the Bank's capital program on an annual basis, or more frequently if necessary. Copies of the reviews and updates shall be submitted to the Director.

                                 ARTICLE IV

         (1) Within ninety (90) days, the Board shall revise and amend its three-year strategic plan for the Bank in light of the requirements of Article m and its growth plans. The strategic plan shall establish objectives for the Bank's earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, product line development, and market segments which the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:




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                 (a)      a revised mission statement which forms the framework
                          for the establishment of strategic goals and objectives;

                 (b) an assessment of the Bank's present and future operating environment;

                 (c) an evaluation of the Bank's internal operations, staffing requirements, board and management information systems and policies and procedures;

                 (d) the development of strategic goals and objectives to be accomplished over the short and long term;

                 (e) a management employment and succession program to assure the retention and continuity of capable management in relation to risks involved in current and planned activities;

                 (f) a risk analysis of new product lines and market segments the Bank intends to promote or develop;

                 (g) the development of a program for the maintenance of an adequate Allowance for Loan and Lease Losses, which shall be designed in light of the comments on maintaining a proper Allowance for Loan and Lease Losses found in the "Allowance for Loan & Lease Losses" booklet of the Comptroller's Handbook, dated June 1996;

                 (h) a revised action plan to improve bank earnings and accomplish identified strategic goals and objectives to include individual responsibilities, accountability, and specific time frames; and




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                 (i)     a revised financial forecast to include
                         projections for major balance sheet and
                         income statement accounts and desired
                         financial ratios over the period covered by the strategic plan.

         (2) Upon adoption, a copy of the plan shall be forwarded to the Director for review.

                                  ARTICLE V

         (1) Although the Board has agreed to submit certain programs and reports to the Director for review or approval, the Board has the ultimate responsibility for proper and sound management of the Bank.

         (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

         (3) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended by the Director for good cause upon written application by the Board.

         (4) The provisions el this Agreement shall continue in full ve and effect unless or until such provisions are amended by mutual consent of the parties to the Agreement or excepted, waived, or terminated by the Comptroller.




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         IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.


/s/ Vernon E. Fasbender                      11/14/96
-----------------------------                -----------------------------------
Vernon E. Fasbender                          Date
Field Office Director
Southeastern District




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         IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting
Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.


/s/ James W. Anderson, Jr.                                          11/14/96
------------------------------------------------------------        -----------------------------------------------------
James W. Anderson, Jr.                                              Date


/s/ Edward G. Bowen                                                 11/14/96
------------------------------------------------------------        -----------------------------------------------------
Edward G. Bowen                                                     Date


/s/ Marvin C. Goldstein                                             11/14/96
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Marvin C. Goldstein                                                 Date


/s/ James B. Miller, Jr.                                            11/14/96
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James B. Miller, Jr.                                                Date


/s/ Manning M. Pattillo, Jr.                                        11/14/96
------------------------------------------------------------        -----------------------------------------------------
Manning M. Pattillo, Jr.                                            Date


/s/ Robert J. Rutland                                               11/14/96
------------------------------------------------------------        -----------------------------------------------------
Robert J. Rutland                                                   Date


/s/ W. Clyde Shepherd, Jr.                                          11/14/96
------------------------------------------------------------        -----------------------------------------------------
W. Clyde Shepherd, Jr.                                              Date


/s/ R. Phillip Shinall, III                                         1/14/96
------------------------------------------------------------        -----------------------------------------------------
R. Phillip Shinall, III                                             Date

/s/ Rankin M. Smith, Jr.                                            11/14/96
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Rankin M. Smith, Jr.                                                Date


/s/ Felker Ward                                                     11/14/96
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Felker Ward                                                         Date





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